UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 24, 2011

Zanett, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32589	56-4389547
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

635 Madison Avenue, 15th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 583-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 24, 2011, Zanett, Inc. (the “Company”) received a written notice from The NASDAQ Stock Market (the “NASDAQ Notice”) stating that the Company is not in compliance with the continued listing requirements of NASDAQ Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. NASDAQ Listing Rule 5250(c)(1) requires the Company to timely file all required periodic reports and other documents with the Securities and Exchange Commission (the “SEC”).

The NASDAQ Notice requires the Company to submit a plan to regain compliance with the continued listing requirements by July 25, 2011. If such a plan is timely submitted by the Company, NASDAQ can grant the Company up to 180 calendar days from the due date of the Form 10-Q, or until November 21, 2011, to regain compliance.

The Company intends to file its Form 10-Q for the quarter ending March 31, 2011 with the SEC to regain compliance with NASDAQ Listing Rule 5250(c)(1).  In addition to filing the Form 10-Q, the Company intends to submit a plan to regain compliance to NASDAQ no later than July 25, 2011. No assurance can be given that NASDAQ will accept the Company's compliance plan or grant an exception for the full 180-day period contemplated by the NASDAQ Listing Rules. Under the NASDAQ rules, the Company's common stock will continue to be listed on NASDAQ until July 25, 2011, and for any exception period that may be granted to the Company by NASDAQ.  However, until the Company regains compliance, quotation information for the Common Stock will include an indicator of the Company's non-compliance and the Company will be included in a list of non-compliant companies on the NASDAQ website.

The Company issued a press release on May 31, 2011, disclosing its receipt of the NASDAQ Notice. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of the Company’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the registrant’s control).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANETT, INC.

Date: May 31, 2011	By:	/s/ Dennis Harkins
Dennis Harkins
Chief Financial Officer

Exhibit No.	Description
99.1	Press Release dated May 31, 2011